2nd Quarter 2018 Highlights 1

Forward-Looking Statements This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Why Invest in First Merchants? 3

Company Profile (as of 6/30/2018) First Merchants Market Information Common Shares Outstanding 49,280,188  First Merchants Bank, formed in 1893, celebrating its Market Cap $2,286,601 125th anniversary. Dividend Yield 1.64%  First Merchants Corporation, organized in 1982, is the Price/Tangible Book Value 2.62x largest financial services holding company Price/LTM EPS 18.3x headquartered in Central Indiana Price/2018 Est. EPS 15.1x Financial Highlights ($ in Thousands) Assets $9,734,715 Leadership Team – First Merchants Loans, Net $7,003,516 Name/Title Deposits $7,503,815 Tangible Common Equity $867,144 Michael C. Rechin, President & CEO TCE/TA 9.36% Mark K. Hardwick, EVP, Chief Operating Officer & Chief Financial Officer 2017 Net Income – YTD $76,313 Michael J. Stewart, EVP & Chief Banking Officer 2017 ROAA – YTD 1.60% John J. Martin, EVP & Chief Credit Officer 2017 ROATCE - YTD 18.61% NPAs/Loans + OREO 0.42% 4

Our Franchise Key Market Profiles Loans Deposits $1,210M Columbus $558M 771M Fort Wayne 924M 2,535M Indianapolis 1,623M 595M Lafayette 1,051M 1,148M Muncie 2,258M 824M Northwest 1,090M $7,083M Total $7,504M (as of June 30, 2018) Mission Statement To be the most responsive, knowledgeable and high-performing bank for our clients, teammates and shareholders. 5

Key FMC Deposit Market Share – FDIC Data June 30, 2017 (includes June 30, 2017, balances of iAB Financial Bank) County Region/Type Market Position Market % $ Deposits Delaware County, IN Muncie (Established) 1 48.98% $ 1,068,364 Jasper County, IN Lafayette (Established) 1 31.54% 205,997 White County, IN Lafayette (Established) 1 33.69% 158,748 Wells County, IN Fort Wayne (Growth) 1 26.35% 119,473 Jay County, IN Muncie (Established) 1 43.22% 90,907 Union County, IN Muncie (Established) 1 40.54% 43,439 Tippecanoe County, IN Lafayette (Established) 2 19.47% 504,153 Henry County, IN Muncie (Established) 2 37.32% 227,295 Clinton County, IN Lafayette (Established) 2 14.11% 59,950 Wabash County, IN Muncie (Established) 2 14.07% 57,158 Madison County, IN Indianapolis (Growth) 3 23.21% 314,515 Adams County, IN Muncie (Established) 3 16.19% 109,619 Shelby County, IN Indianapolis (Growth) 3 16.62% 91,243 Randolph County, IN Muncie (Established) 3 5.88% 72,162 Hendricks County, IN Indianapolis (Growth) 4 9.88% 234,216 Morgan County, IN Indianapolis (Growth) 4 10.69% 97,943 Huntington County, IN Fort Wayne (Growth) 4 16.55% 95,330 Hancock County, IN Indianapolis (Growth) 4 8.66% 87,632 Marshall County, IN Fort Wayne (Growth) 4 8.74% 65,252 Carroll County, IN Lafayette (Established) 4 11.30% 33,052 Brown County, IN Indianapolis (Growth) 4 18.32% 19,620 Hamilton County, IN Indianapolis (Growth) 5 6.51% 594,976 Allen County, IN Fort Wayne (Growth) 5 8.68% 585,513 Johnson County, IN Indianapolis (Growth) 5 7.88% 169,017 Fayette County, IN Muncie (Established) 5 8.25% 27,006 Miami County, IN Muncie (Established) 5 7.97% 31,250 Sub Total $5,163,830 First Merchants Total $6,913,176 6

First Merchants “Whole Bank” Strategy  Commercial Banking  Consumer Banking  Private Wealth Advisors  Growth Strategy • Organic • Merger/Acquisition 7

First Merchants Strategy  Commercial Bank • Located in Prime Growth Commercial Banking Markets • Indianapolis, Indiana • Columbus, Ohio • Fort Wayne, Indiana • Lafayette, Indiana • Northwest Indiana • Hire the Best Talent Supported with the Finest: • Sales Management Process • Lending and Cash Management Services • Revenue-Based Incentive System 8

First Merchants Strategy  Consumer Retail Bank • Diverse Locations in Stable Rural and Growth Metro Markets • Supported by: • Talented Customer Service Oriented Banking Center and Call Center Professionals • State-of-the-Art Deposit and CRM Systems • Highly Usable Online Banking System • Widely Available Mobile Banking System • Customer Service and Relationship Growth-Oriented Incentive System 9

First Merchants Strategy “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . . ”  Retail Banking  Mortgage Banking  Commercial Banking • Business Banking • Commercial & Industrial • Agriculture • Sponsor Finance • Public Finance • Healthcare Services • Investment Real Estate • Treasury Management and Merchant Processing Services  Private Wealth Advisory (private banking, investment management, personal trust, brokerage, and retirement) “We specialize in our communities” 10

How We Deliver Supported by LOB Strategies WEALTH RETAIL COMMERCIAL MORTGAGE BANKING BANKING ADVISORY Indianapolis Columbus, OH Lafayette Muncie Northwest Fort Wayne Higher Growth Higher Growth Established Established Higher Growth Higher Growth Delaware, Fayette, Brown, Hamilton, Carroll, Clinton, Franklin County, OH Henry, Jay, Lake & Porter, IN Adams, Allen, Hancock, Hendricks, Jasper, Montgomery, Madison, Randolph, Cook & DuPage, IL Huntington, Marshall, Johnson, Marion, Tippecanoe, White Union, Wabash, Miami, Wells Morgan, Shelby Counties Wayne Counties, IN Counties Counties Butler, County, OH 11

Organic Growth Opportunities Exists in All Directions Northwest Indiana MSA* Fort Wayne MSA Entered: 2013 Entered: 2017 Total Population: 684,795 Total Population: 435,505 Deposit Market Share: 13.91% Deposit Market Share: 9.19% FOUNDING MARKET Muncie MSA Established: 1893 Lafayette MSA Total Population: Columbus, Ohio MSA 114,969 Entered: 2002 Entered: 2003 Current Market Total Population: 2,075,642 Total Population: 220,164 Share: 48.98% Deposit Market Share: 17.18% Deposit Market Share: 1.00% Indianapolis MSA Entered: 1998 Total Population: 2,031,027 Deposit Market Share: 3.41% *Includes Jasper, Lake, and Porter counties 12

Ranked Best in the Midwest for Business  AAA Credit Rating since 20081  1st in Midwest and 5th Nationally for Best State for Doing Business2  1st Metro Area for Strong Job Opportunities with Affordable Housing  1st Nationally for Highway Accessibility  1st in the Midwest/8th Nationally for Low Taxes  1st for Quality of Government and Government Administration3  1st for Best Business Regulatory Climate4  Leading the Nation in Manufacturing Job Growth  2nd Nationally for Cost of Doing Business  2nd in the Nation for Small Business Growth  2nd Nationally for Availability of Skilled Labor  2nd Best City in the Nation for Recent Graduates (Indianapolis)  Home to the 2nd Largest Global Fed Ex Air Hub  4th Nationally for Women in Tech and 10th in Overall Tech Job Growth  3 Maritime Ports Rank 6th in Waterborne Shipping 1S&P, Moody’s & Fitch 2Chief Executive Magazine 2017 3US News & World Reports 2017 4Forbes 2017 Unless otherwise noted, source IEDC 13

Muncie Market  Located 58 miles northeast of Indianapolis in the east central portion of the Notable Major Employers state  Described by several national studies as a typical American community, Delaware County offers the advantages of larger cities without the hassles and costs associated with living in major metropolitan areas.  Easy access to the top 100 markets in the country, Muncie-Delaware County has a diverse economic landscape  Ranked #27, Forbes Best Small Places for Business and Careers  Workforce experienced in life science, advanced manufacturing, 21st century logistics and information technology  Home to Ball State University Delaware County, IN* Mkt. Rank Branches Deposits Share 1 First Merchants Corporation 11 $ 1,068,364 48.98% 2 Mutual First Financial 7 537,800 24.66% Projected HHI & Pop. Change 2017-2022 3 J.P. Morgan Chase 4 238,666 10.94% 8.00% 8.01% 7.27% 4 Old National Bancorp 4 199,567 9.15% 5 Star Financial Group 3 135,667 6.22% 3.77% 6 Woodforest Financial Group 1 957 0.04% 2.11% Market Total 30 $ 2,181,021 0.15% *SNL Financial FDIC Summary of Deposits as of June 30, 2017 U.S. Indiana Delaware Co. HHI Pop. 14

Indianapolis Market  Indianapolis metropolitan area includes four of the five fastest- growing counties in Indiana and 10 of the 11 fastest-growing cities Notable Major Employers and towns with populations of at least 5,000*  The 2015 population estimates released by the U.S. Census Bureau show suburban Hamilton County’s population grew 13% over the last five years*  Indiana’s population growth outpaced those of neighboring states Illinois, Kentucky, Michigan and Ohio*  With 862,781 residents, Indianapolis was the nation’s 14th largest city* Hamilton County, IN** Mkt. Rank Branches Deposits Share 1 First Internet Bancorp 1 $ 1,746,030 19.11% 2 JPMorgan Chase & Co. 15 1,558,738 17.06% 3 Merchants Bancorp 2 1,254,403 13.73% 4 PNC Financial Services Group 12 614,405 6.72% 5 First Merchants Corporation 11 594,976 6.51% Projected HHI & Pop. Change 2017-2022 6 Lakeland Financial Corp 3 518,183 5.67% 8.97% 8.00% 7 Fifth Third Bancorp 6 492,718 5.39% 7.27% 7.34% 8 Huntington Bancshares 11 432,562 4.73% 9 Bank of Montreal 9 373,205 4.08% 3.77% 10 KeyCorp 7 273,681 3.00% 2.11% Market Total 117 $ 9,136,439 *IBJ.com **SNL Financial FDIC Summary of Deposits as of June 30, 2017 U.S. Indiana Hamilton Co. HHI Pop. 15

Lafayette Market  Ranked #1, MSN Money, Fastest Growing Cities in the State of Indiana Notable Major Employers  Ranked #2, Forbes Best Small Places for Business and Careers  Ranked #2 in Indiana for STEM job density, with 13.6% of the workforce, topping the state’s 10.9% & national average of 11.9% (Lafayette up 70.6% since 2001, with 4,850 new jobs)**  Ranked #30, 24/7 Wall St., American City Adding the Most Jobs  Home to Purdue University Tippecanoe County, IN** Mkt. Rank Branches Deposits Share 1 JPMorgan Chase & Co. 6 $ 824,748 31.85% 2 First Merchants Corporation 9 504,153 19.47% 3 Regions Financial Corp 6 311,047 12.01% 4 Old National Bancorp 5 259,975 10.04% 5 Horizon Bancorp 4 147,379 5.69% Projected HHI & Pop. Change 2017-2022 6 Huntington Bancshares, Inc. 4 129,307 4.99% 8.00% 7 First Bancshares, Inc. 6 119,618 4.62% 7.27% 8 Fifth Third Bancorp 3 90,997 3.51% 5.19% 9 1st Source Corp 3 70,529 2.72% 3.77% 3.77% 10 Salin Bancshares 3 52,512 2.03% 2.11% Market Total 58 $ 2,589,317 *SNL Financial FDIC Summary of Deposits as of June 30, 2017 **Indianapolis Business Journal U.S. Indiana Tippecanoe Co. HHI Pop. 16

Northwest Indiana Market Notable Major Employers  Indiana’s second-most populous market  Benefit from its Chicago proximity  Continue to produce finest steels, refine the cleanest fuels and deliver the best products to the Midwest**  New investments by world-class companies like BP, Pratt Industries, Alcoa Howmet, Urschel Labs and Monosol**  Lakefront being revitalized through the Marquette Plan and assistance of the Regional Development Authority** Lake County, IN* Mkt. Rank Branches Deposits Share 1 JPMorgan Chase & Co. 23 $ 1,947,270 21.89% 2 First Bancshares, Inc. 29 1,853,302 20.83% 3 First Midwest Bancorp 17 1,011,308 11.37% 4 First Financial Bancorp 9 776,948 8.76% 5 Northwest Indiana Bancorp 15 762,955 8.58% Projected HHI & Pop. Change 2017-2022 6 First Merchants Corporation 10 703,991 7.91% 8.00% 8.16% 7 Fifth Third Bancorp 13 477,393 5.37% 7.27% 8 BMO Financial Corp 15 476,600 5.36% 3.77% 9 AMB Financial Corp 5 178,837 2.01% 2.11% 10 PNC Financial Services Group 4 171,860 1.93% Market Total 158 $ 8,895,310 *SNL Financial FDIC Summary of Deposits as of June 30, 2017 U.S. Indiana Lake County **www.nwiforum.org/nwi-becoming-an-economic powerhouse -0.54% HHI Pop. 17

Fort Wayne Market Notable Major Employers  2nd Largest MSA in the State of Indiana  Diversified economy (manufacturing, health care, retail trade, food services)  Attractive location for businesses to locate and expand – located between the Chicago, Detroit, Dayton, Toledo and Indianapolis metro areas  Fort Wayne-Allen County economic engine of the Northeast Indiana region  #1 place to raise a family (2017, SmartAsset.com) Allen County, IN* Mkt. Rank Branches Deposits Share 1 Wells Fargo 13 $ 1,860,166 27.59% 2 JP Morgan Chase & Co. 12 1,144,376 16.97% 3 Lakeland Financial Corp. 5 707,704 10.50% 4 PNC Financial Services Group 11 654,070 9.70% Projected HHI & Pop. Change 2017-2022 5 First Merchants Corporation 8 585,513 8.68% 8.00% 7.86% 7.27% 6 Old National Bancorp 5 489,317 7.26% 7 STAR Financial Group, Inc. 9 357,447 5.30% 4.78% 8 1st Source Corp. 8 294,082 4.36% 3.77% 9 Fifth Third Bancorp 8 236,108 3.50% 2.11% 10 G.S.B. Financial Corp. 1 69,199 1.03% Market Total 102 $ 6,741,959 *SNL Financial FDIC Summary of Deposits as of June 30, 2017 U.S. Indiana Allen County HHI Pop. 18

Columbus, Ohio Market  Second-most populous county in Ohio Notable Major Employers  Within 600 miles of 60% of All U.S. and Canadian Population  Ranked 2nd in CNBC’s 2010 study of state transportation systems for its infrastructure, vitality, quality roads, and ability to cost-effectively ship goods by land, air, and water**  Home to Ohio State University Franklin County, OH* Mkt. Rank Branches Deposits Share 1 Huntington Bancshares 63 $ 21,024,114 41.96% 2 JP Morgan Chares & Co 48 12,503,686 24.95% 3 PNC Financial Services Group 42 5,001,589 9.98% 4 Fifth Third Bancorp 41 4,365,885 8.71% 5 Key Corp 21 1,411,859 2.82% 6 U.S. Bancorp 33 1,149,694 2.29% Projected HHI & Pop. Change 2017-2022 7 Wells Fargo & Co 1 796,395 1.59% 8 First Merchants Corporation 10 609,366 1.22% 8.07% 7.27% 7.59% 9 Heartland Bancorp 12 570,458 1.14% 5.04% 10 First Financial Bancorp 6 527,051 1.05% 3.77% Market Total 321 $ 50,106,324 0.89% *SNL Financial FDIC Summary of Deposits as of June 30, 2017 **http://jobs-ohio.com/manufacturing/ U.S. Ohio Franklin County HHI Pop. 19

Growth Through Acquisition  Experienced Acquirer  Expand in Current High-Growth Markets  Extend into Additional High-Growth Markets  Add to Franchise with Stable Deposit Gathering Markets 20

THE STRENGTH OF BIG. THE SERVICE OF SMALL. 21

First Merchants Acquisition Process  Continuous Relationship Building  Complete and Thorough Due Diligence Process  Demonstrated Pricing Discipline  Detailed Project Management  Integration Process  Single Charter Operating Environment  Scalable Technology and Operations Center 22

Operational Delivery Highlights Daleville Operations Facility  Strategic differentiator in support of growth and scalability  Operational services execution “hub” focusing on value creation  Functional focus: • Operations • Credit Administration • Risk Management • Technology • Project Management • Vendor Management  Located on the interstate less than one hour north of Indianapolis, IN  76,500+ square feet of flexible space Strategic Vendor Partners 23

Operational Delivery Highlights Customer, Digital Channel & Transaction Activity  Retail Households: 184K  Online Banking/Digital Channel  Cash Management Annual Volume • Consumer: 83K Users • Automated Clearing House (ACH) • 1.3M logins monthly • # Originated: 2.5M Items ($8B) • 14K bill pay users • # Received: 14M Items ($23B) • 90K bill payment transactions monthly ($30M) • Mobile: 48K Users • Domestic Wires • 24.5 average logins per user, per month • # Originated: 42K Items ($21B) • 14K mobile deposits per month • # Received: 43K Items ($27B) • Business: 9.9K Users • International Wires • 13% use ACH/Wire/Positive Pay • # Originated: 1K Items ($35M) • # Received: 159 Items ($2.6M) • Total ATMS: 137 + 25,000 MoneyPass ATMs  Total Debit Cards  Commercial Remote Deposit Capture • 157K active cards • 591 businesses using solution • 3.2M monthly card swipes • 143K deposits annually • $127M in monthly volume • 1.7M items deposited annually • $3.7B in total deposits 24

2nd Quarter 2018 Financial Highlights  $39.6 Million of Net Income, a 64.2% Increase over 2Q2017  Earnings Per Share of $ .80, a 40.4% Increase over 2Q2017  Total Assets of $9.7 Billion Grew by 24.7% over 2Q2017  Annualized Organic Loan & Deposit Growth of Approximately 10%  1.63% ROAA; 11.94% ROAE  49.32% Efficiency Ratio  Broad-based Asset Quality Improvement 25

Total Assets ($ in Millions) 2016 2017 Q1-’18 Q2-’18 1. Investments $1,305 $1,561 $1,544 $1,620 2. Loans 5,143 6,758 6,906 7,083 3. Allowance (66) (75) (76) (78) 4. Goodwill & Intangibles 259 477 475 473 5. BOLI 202 224 222 223 6. Other 369 422 402 414 7. Total Assets $7,212 $9,367 $9,473 $9,735 Annualized Asset Growth 29.9% 7.9% 1 1 Annualized from December 31, 2017 26

Loan and Yield Detail (as of 6/30/2018) QTD Yield = 5.12% Commercial Agricultural Agricultural Construction Land & Public Real Estate Land Production YTD Yield = 4.99% Land Development Finance/Other Non-Owner 3.4% 1.3% Total Loans = $7.1 Billion 10.1% Commercial Occupied 5.5% 24.0% Residential Mortgage Variable = $4.8 Billion 13.7% Fixed = $2.3 Billion Home Equity 7.3% Prime LIBOR 18% 36% Other Other Variable Commercial Consumer 13% Real Estate 1.2% Owner- Occupied Commercial & 10.1% Industrial 23.4% Fixed 33% 27

CRE Loan Concentration First Merchants Results in Relation to FDIC Guidelines FDIC GUIDELINES TO IDENTIFY INSTITUTIONS POTENTIALLY EXPOSED TO CRE RISK: Guideline 1: Total loans for construction, land development, and other land representing 100% or more of total capital Guideline 2: Total CRE loans representing 300% or more of total capital AND a CRE portfolio that has increased 50% or more during the prior 36 months GUIDELINE #1 GUIDELINE #2 2Q2018 2Q2018 1Q2018 1Q2018 4Q2017 4Q2017 End End 3Q2017 3Q2017 - - 2Q2017 2Q2017 1Q2017 1Q2017 Quarter Quarter 4Q2016 4Q2016 3Q2016 3Q2016 2Q2016 2Q2016 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 0.0% 100.0% 200.0% 300.0% 28

Investment Portfolio (as of 6/30/2018) Tax-Exempt Mortgage-Backed Municipals Securities 46% 24%  $1.6 Billion Portfolio  Modified duration of 5.7 years  Tax equivalent yield of 3.47%  Net unrealized loss of $16.4 Million Collateralized Mortgage Obligations 26% Corporate U. S. Agencies Obligations 2% 2% 29

Total Liabilities and Capital ($ in Millions) 2016 2017 Q1-’18 Q2-’18 1. Customer Non-Maturity Deposits $4,428 $5,741 $5,850 $6,033 2. Customer Time Deposits 747 1,051 1,137 1,158 3. Brokered Deposits 381 381 341 313 4. Borrowings 572 701 644 706 5. Other Liabilities 60 57 55 52 6. Hybrid Capital 122 133 133 133 7. Common Equity 902 1,303 1,313 1,340 8. Total Liabilities and Capital $7,212 $9,367 $9,473 $9,735 30

Deposit Detail (as of 6/30/2018) QTD Cost = .81% YTD Cost = .74% Total = $7.5 Billion Certificates & Certificates & Time Deposits of Time Deposits of Savings >$100,000 <$100,000 Deposits 7% 8% Brokered 28% Deposits 4% Demand Deposits 53% 31

Capital Ratios Total Risk-Based Capital Ratio (Target = 12.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) 16.00% Tangible Common Equity Ratio (TCE) (Target = 9.00%) 15.00% 14.67% 14.18% 14.21% 14.24% 14.01% 13.81% 14.00% 13.76% 13.69% 13.69% 13.00% 12.00% 11.39% 11.11% 11.05% 11.10% 11.16% 11.21% 11.03% 11.00% 11.04% 11.00% 10.00% 9.43% 9.48% 9.50% 9.68% 9.39% 9.24% 9.30% 9.32% 9.36% 9.00% 8.00% 7.00% 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 32

Net Interest Margin Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Net Interest Income - FTE ($millions) $ 59.2 $ 61.1 $ 62.1 $ 64.9 $ 67.2 $ 78.9 $ 83.5 $ 82.5 $ 87.2 Fair Value Accretion $ 3.2 $ 3.8 $ 2.9 $ 4.3 $ 2.3 $ 3.2 $ 4.1 $ 3.2 $ 3.8 Tax Equivalent Yield on Earning Assets 4.30% 4.37% 4.32% 4.42% 4.44% 4.56% 4.67% 4.57% 1 4.74% 2 Interest Expense/Average Earning Assets 0.44% 0.43% 0.42% 0.44% 0.49% 0.53% 0.57% 0.65% 0.75% Net Interest Margin 3.86% 3.94% 3.90% 3.98% 3.95% 4.03% 4.10% 3.92% 3.99% Fair Value Accretion Effect 0.21% 0.24% 0.18% 0.26% 0.14% 0.17% 0.20% 0.15% 0.18% 2 $90 4.10% 3.99% 4.20% 4.03% $86 3.98% 1 3.94% 3.95% 3.92% 4.00% $82 3.90% 3.86% $78 3.80% $74 $70 3.60% $66 $62 3.40% $58 3.20% $54 $50 3.00% Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Net Interest Income - FTE ($millions) Net Interest Margin 1 Reflects 13 bps impact of Tax Cuts and Jobs Act 2 Reflects 12 bps impact of Tax Cuts and Jobs Act 33

Non-Interest Income ($ in Millions) 2016 2017 Q1-’18 Q2-’18 1. Service Charges on Deposit Accounts $17.8 $ 18.7 $ 4.8 $ 5.0 2. Wealth Management Fees 12.6 14.7 3.8 3.6 3. Card Payment Fees 15.0 16.1 4.6 4.5 4. Cash Surrender Value of Life Ins 4.3 6.6 1.2 1.0 5. Gains on Sales of Mortgage Loans 7.1 7.6 1.8 1.6 6. Gains on Sales of Securities 3.4 2.6 1.6 1.1 7. Other 5.0 4.7 1.8 1.4 8. Total Non-Interest Income $65.2 $71.0 $19.6 $18.2 34

Non-Interest Income YTD 6/30/2018 ($ in Millions) 24.7% 19.8% 5.5% 8.8% 27.5% 6.0% 7.7% Service Charges on Deposit Accounts - $5.0 Wealth Management Fees - $3.6 Card Payment Fees - $4.5 Cash Surrender Value of Life Ins - $1.0 Gains on Sales Mortage Loans - $1.6 Gains on Sales of Securities - $1.1 Other - $1.4 Total - $18.2 35

Private Wealth Advisors Delivers broad advisory capabilities and expertise through Record quarterly revenue and assets under management local, engaged and empowered leaders  Strong partnership with our Commercial and Retail lines Business lines include: of business in delivering whole-bank solutions for clients  Investment Management – Personal and Institutional  Continued growth in Private Banking and Investment  Retirement Plan Services Management  Trust Administration  Average Individual/Family relationship over $1.3mm  Private Banking  Average Retirement Plan over $2.4mm  Retail Brokerage (not reflected below)  Personal Trust/Fiduciary represents over 36% of total assets under management Total Assets under Management Total Revenue (excludes brokerage revenue) $3.0B $2.83B $12M $11.5M $2.5B $9.79M $9.23M $2.0B $1.94B $10M $8.65M $1.68B $1.72B $ 8M $1.5B $ 6M $1.0B $ 4M $0.5B $ 2M 0 0 2014 2015 2016 2017 2014 2015 2016 2017 Total Assets Total Revenue 36

Mortgage Banking Key component of Fee Mortgage Banking Revenue Income 8 $7.56M  $7.0M Mortgage Production for sale and 7 portfolio via commissioned and $6.5M salaried loan originators 6  $4.9M Strong loan origination teams in 5 high-growth areas of Indianapolis and Columbus, OH 4  Centralized underwriting and 3 $4.26M $5.88M $6.24M $6.46M processing 2  Strong connectivity with retail branches 1  Majority of the pipeline is driven $640 $620 $760 $1.1M 0 by purchase business 2014 2015 2016 2017  12/31/2017 YTD 2,146 mortgages Servicing fees Gain on Sale for $391M in volume 37

Non-Interest Expense ($ in Millions) 2016 2017 Q1-’18 Q2-’18 1. Salary & Benefits $102.6 $119.8 $ 32.2 $ 32.2 2. Premises & Equipment 29.5 30.1 8.4 7.9 3. Intangible Asset Amortization 3.9 5.6 1.7 1.7 4. Professional & Other Outside Services 6.5 12.8 1.5 1.8 5. OREO/Credit-Related Expense 2.9 1.9 0.4 0.4 6. FDIC Expense 3.0 2.6 0.7 0.7 7. Outside Data Processing 9.2 12.2 3.0 3.4 8. Marketing 3.0 3.7 0.9 1.5 9. Other 16.7 16.9 4.9 3.9 10. Total Non-Interest Expense $177.3 $ 205.6 1 $ 53.7 $ 53.5 1 2017 includes acquisition-related expenses of $12.2 million 38

Earnings ($ in Millions) 2016 2017 Q1-’18 Q2-’18 1. Net Interest Income $226.5 $ 277.3 $ 79.9 $ 84.6 2. Provision for Loan Losses (5.7) (9.1) (2.5) (1.7) 3. Net Interest Income after Provision 220.8 268.2 77.4 82.9 4. Non-Interest Income 65.2 71.0 19.6 18.2 5. Non-Interest Expense (177.3) (205.6) (53.7) (53.5) 6. Income before Income Taxes 108.7 133.6 43.3 47.6 7. Income Tax Expense (27.6) (37.5)1 (6.6) (8.0) 8. Net Income Avail. for Distribution $ 81.1 $ 96.1 $ 36.7 $ 39.6 9. EPS $ 1.98 $ 2.122 $ 0.74 $ 0.80 10. Efficiency Ratio 56.51% 54.56% 51.33% 49.32% 1 2017 includes $5.1 million of additional tax expense due to revaluing deferred taxes as a result of the Tax Cuts and Jobs Act 2 Acquisition-related expenses, the impact of tax reform, and pension settlement accounting reduced EPS by $0.30 for 2017 39

Per Share Results 2017 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .56 $ .57 $ .50 $ .49 $ 2.12 2. Dividends $ .15 $ .18 $ .18 $ .18 $ .69 3. Tangible Book Value $16.49 $16.97 $16.62 $16.96 2018 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .74 $ .80 – – $ 1.54 2. Dividends $ .18 $ .22 – – $ .40 3. Tangible Book Value $17.14 $17.71 – – 40

Dividends and Tangible Book Value Quarterly Dividends Tangible Book Value 0.22 0.22 $17.71 0.20 $16.96 .18 $15.85 0.18 $14.68 0.16 .15 $13.65 .14 $12.17 0.14 $10.95 .11 0.12 $9.21 $9.64 0.10 .08 0.08 0.06 .05 0.04 .03 0.02 .01 0.00 1.90% Forward Dividend Yield Compound Annual Growth Rate of 9.11% Equals 26.0% Dividend Payout Ratio 41

Asset Quality Summary Change ($ in Millions) Linked Quarter 2016 186.1 2017 Q1-'18 Q2-'18 $ % 1. Non-Accrual Loans $ 30.0 $ 28.7 $ 27.5 $ 20.1 $ (7.4) (26.9%) 2. Other Real Estate 9.0 10.4 9.7 9.1 (0.6) (6.2%) 3. Renegotiated Loans 4.7 1.0 0.6 0.5 (0.1) (16.7%) 4. 90+ Days Delinquent Loans 0.1 0.9 0.7 0.2 (0.5) (71.4%) 5. Total NPAs & 90+ Days Delinquent $ 43.8 $ 41.0 $ 38.5 $ 29.9 $ (8.6) (22.3%) 6. Total NPAs & 90+ Days/Loans & ORE 0.9% 0.6% 0.6% 0.4% 7. Classified Assets $ 174.1 $ 153.1 $ 178.4 $ 166.3 $ (12.1) (6.8%) 8. Specific Reserves $ 0.9 $ 1.6 $ 1.3 $ 0.5 $ (0.8) (61.5%) 42

ALLL and Fair Value Summary ($ in Millions) Q3-'17 Q4-'17 Q1-'18 Q2-'18 1. Beginning Allowance for Loan Losses (ALLL) $ 70.5 $ 73.4 $ 75.0 $ 76.4 2. Net Charge-offs (Recoveries) (0.8) 0.2 1.1 0.6 3. Provision Expense 2.1 1.8 2.5 1.7 4. Ending Allowance for Loan Losses (ALLL) $ 73.4 $ 75.0 $ 76.4 $ 77.5 5. ALLL/Non-Accrual Loans 227.4% 261.2% 277.9% 385.0% 6. ALLL/Non-Purchased Loans 1.44% 1.36% 1.32% 1.28% 7. ALLL/Loans 1.13% 1.11% 1.11% 1.09% 8. Fair Value Adjustment (FVA) $ 50.4 $ 46.3 $ 43.1 $ 37.2 9. Total ALLL plus FVA 123.8 121.3 119.5 114.7 10. Purchased Loans plus FVA 1,445.8 1,304.7 1,179.8 1,059.1 11. FVA/Purchased Loans plus FVA 3.49% 3.55% 3.65% 3.51% 43

Total Return Performance 44

FMC Strategy and Tactics Overview Looking Forward . . .  Manage market presence and our core banking business. Continue organic growth protocol.  Optimize our retail and commercial deposit strategy… products and pricing.  Capitalize on talent opportunities from performance and preferred employer recognitions  Build out of specialty finance businesses in sponsor finance, public finance, asset-based lending, and loan syndications  Assess M&A opportunities and operating strategies as we prepare to cross the $10 Billion asset level “Responsive, Knowledgeable, High-Performing” 45

Why Invest in First Merchants?  Forbes Magazine recognition as a Top 5  Commercial Presence that Creates a Client Ranking in “America’s Best Banks” Preference  Performance Ranked Best among Indiana  State-of-the-Art Technology and Operations Banks by Bank Director Magazine Center  Attractive and Growing Earnings Stream  Successful Acquisition and Integration Track  2nd Largest Indiana Bank with an Energized Record and Experienced Management Team  Focused on Providing Sustainable  Attractive Long-Term Deposit Market Shares Shareholder Value 46

Research Coverage 47

Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: Nicole M. Weaver Investor Relations Telephone: 765.521.7619 nweaver@firstmerchants.com 48

Appendix 49

Appendix – Non-GAAP Reconciliation CAPITAL RATIOS (dollars in thousands): 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Total Risk-Based Capital Ratio Total Stockholders' Equity (GAAP) 887,550 900,865 901,657 929,470 1,035,116 1,283,120 1,303,463 1,313,073 1,340,328 Adjust for Accumulated Other Comprehensive (Income) Loss 1 (7,035) (3,924) 13,581 3,722 (1,384) 6,358 3,534 21,725 24,868 Less: Preferred Stock (125) (125) (125) (125) (125) (125) (125) (125) (125) Add: Qualifying Capital Securities 55,296 55,355 55,415 55,474 55,534 65,864 65,919 65,975 66,030 Less: Tier 1 Capital Deductions (1,828) (1,440) (376) (80) (166) - - - - Less: Disallowed Goodwill and Intangible Assets (249,932) (249,541) (249,104) (250,493) (300,307) (462,080) (464,066) (467,518) (466,063) Less: Disallowed Deferred Tax Assets (2,743) (2,161) (564) (320) (665) - - (2,594) (2,104) Total Tier 1 Capital (Regulatory) $ 681,183 $ 699,029 $ 720,484 $ 737,648 $ 788,003 $ 893,137 $ 908,725 $ 930,536 $ 962,934 Qualifying Subordinated Debentures 65,000 65,000 65,000 65,000 65,000 65,000 65,000 65,000 65,000 Allowance for Loan Losses includible in Tier 2 Capital 62,186 63,456 66,037 68,225 70,471 73,354 75,032 76,420 77,543 Total Risk-Based Capital (Regulatory) $ 808,369 $ 827,485 $ 851,521 $ 870,873 $ 923,474 $ 1,031,491 $ 1,048,757 $ 1,071,956 $ 1,105,477 Net Risk-Weighted Assets (Regulatory) $ 5,511,557 $ 5,836,806 $ 5,993,381 $ 6,114,112 $ 6,592,710 $ 7,497,321 $ 7,660,604 $ 7,831,727 $ 8,002,666 Total Risk-Based Capital Ratio (Regulatory) 14.67% 14.18% 14.21% 14.24% 14.01% 13.76% 13.69% 13.69% 13.81% Common Equity Tier 1 Capital Ratio Total Tier 1 Capital (Regulatory) $ 681,183 $ 699,029 $ 720,484 $ 737,648 $ 788,003 $ 893,137 $ 908,725 $ 930,536 $ 962,934 Less: Qualified Capital Securities (55,296) (55,355) (55,415) (55,474) (55,534) (65,864) (65,919) (65,975) (66,030) Add: Additional Tier 1 Capital Deductions 1,828 1,440 376 80 166 - - - - Common Equity Tier 1 Capital (Regulatory) $ 627,715 $ 645,114 $ 665,445 $ 682,254 $ 732,635 $ 827,273 $ 842,806 $ 864,561 $ 896,904 Net Risk-Weighted Assets (Regulatory) $ 5,511,557 $ 5,836,806 $ 5,993,381 $ 6,114,112 $ 6,592,710 $ 7,497,321 $ 7,660,604 $ 7,831,727 $ 8,002,666 Common Equity Tier 1 Capital Ratio (Regulatory) 11.39% 11.05% 11.10% 11.16% 11.11% 11.03% 11.00% 11.04% 11.21% 1 Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans. 50

Appendix – Non-GAAP Reconciliation TANGIBLE COMMON EQUITY RATIO (dollars in thousands): 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Total Stockholders' Equity (GAAP) $ 887,550 $ 900,865 $ 901,657 $ 929,470 $ 1,035,116 $ 1,283,120 $ 1,303,463 $ 1,313,073 $ 1,340,328 Less: Preferred Stock (125) (125) (125) (125) (125) (125) (125) (125) (125) Less: Intangible Assets (260,822) (259,844) (258,866) (257,963) (309,686) (478,558) (476,503) (474,777) (473,059) Tangible Common Equity (non-GAAP) $ 626,603 $ 640,896 $ 642,666 $ 671,382 $ 725,305 $ 804,437 $ 826,835 $ 838,171 $ 867,144 Total Assets (GAAP) $ 6,906,418 $ 7,022,352 $ 7,211,611 $ 7,326,193 $ 7,805,029 $ 9,049,403 $ 9,367,478 $ 9,472,796 $ 9,734,715 Less: Intangible Assets (260,822) (259,844) (258,866) (257,963) (309,686) (478,558) (476,503) (474,777) (473,059) Tangible Assets (non-GAAP) $ 6,645,596 $ 6,762,508 $ 6,952,745 $ 7,068,230 $ 7,495,343 $ 8,570,845 $ 8,890,975 $ 8,998,019 $ 9,261,656 Tangible Common Equity Ratio (non-GAAP) 9.43% 9.48% 9.24% 9.50% 9.68% 9.39% 9.30% 9.32% 9.36% TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands): 4Q10 4Q11 4Q12 4Q13 4Q14 4Q15 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Total Stockholders' Equity (GAAP) $ 454,408 $ 514,467 $ 552,236 $ 634,923 $ 726,827 $ 850,509 $ 901,657 $ 929,470 $ 1,035,116 $ 1,283,120 $ 1,303,463 $ 1,313,073 $ 1,340,328 Less: Preferred Stock (67,880) (90,783) (90,908) (125) (125) (125) (125) (125) (125) (125) (125) (125) (125) Less: Intangible Assets (154,019) (150,471) (149,529) (202,767) (218,755) (259,764) (258,866) (257,963) (309,686) (478,558) (476,503) (474,777) (473,059) Tax Benefit 2,907 2,224 2,249 4,973 6,085 6,278 5,930 5,659 6,941 12,510 6,788 6,043 5,690 Tangible Common Equity, Net of Tax (non-GAAP) $ 235,416 $ 275,437 $ 314,048 $ 437,004 $ 514,032 $ 596,898 $ 648,596 0 $ 677,041 $ 732,246 $ 816,947 $ 833,623 $ 844,214 $ 872,834 Shares Outstanding 25,574,251 28,559,707 28,692,616 35,921,761 37,669,948 40,664,258 40,912,697 41,047,543 43,153,509 49,140,594 49,158,238 49,243,096 49,280,188 Tangible Common Equity per Share (non-GAAP) $ 9.21 $ 9.64 $ 10.95 $ 12.17 $ 13.65 $ 14.68 $ 15.85 $ 16.49 $ 16.97 $ 16.62 $ 16.96 $ 17.14 $ 17.71 51

Appendix – Non-GAAP Reconciliation EFFICIENCY RATIO (dollars in thousands): 2016 2017 1Q18 2Q18 Non Interest Expense (GAAP) $ 177,359 $ 205,556 $ 53,687 $ 53,504 Less: Intangible Asset Amortization (3,910) (5,647) (1,726) (1,718) Less: OREO and Foreclosure Expenses (2,877) (1,903) (402) (362) Adjusted Non Interest Expense (non-GAAP) 170,572 198,006 51,559 51,424 Net Interest Income (GAAP) 226,473 277,284 79,916 84,571 Plus: Fully Taxable Equivalent Adjustment 13,541 17,270 2,584 2,625 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 240,014 294,554 82,500 87,196 Non Interest Income (GAAP) 65,203 71,009 19,561 18,191 Less: Investment Securities Gains (Losses) (3,389) (2,631) (1,609) (1,122) Adjusted Non Interest Income (non-GAAP) 61,814 68,378 17,952 17,069 Adjusted Revenue (non-GAAP) 301,828 362,932 100,452 104,265 Efficiency Ratio (non-GAAP) 56.51% 54.56% 51.33% 49.32% FORWARD DIVIDEND YIELD 2Q18 Most recent quarter's dividend per share $ 0.22 Most recent quarter's dividend per share - Annualized $ 0.88 Stock Price at 6/30/18 $ 46.40 Forward Dividend Yield 1.90% DIVIDEND PAYOUT RATIO 2018 YTD Dividends per share $ 0.40 Earnings Per Share $ 1.54 Dividend Payout Ratio 26.0% 52

Appendix – Non-GAAP Reconciliation CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands): 2016 2017 1Q18 2Q18 Total Risk-Based Capital (Subsidiary Bank Only) Total Stockholders' Equity (GAAP) $ 973,641 $ 1,404,303 $ 1,414,109 $ 1,432,722 Adjust for Accumulated Other Comprehensive (Income) Loss 1 9,701 763 19,231 22,589 Less: Preferred Stock (125) (125) (125) (125) Less: Tier 1 Capital Deductions - - - - Less: Disallowed Goodwill and Intangible Assets (248,656) (463,618) (467,070) (465,616) Less: Disallowed Deferred Tax Assets - - (2,234) (1,862) Total Tier 1 Capital (Regulatory) 734,561 941,323 963,911 987,708 Allowance for Loan Losses includible in Tier 2 Capital 66,037 75,032 76,420 77,543 Total Risk-Based Capital (Regulatory) $ 800,598 $ 1,016,355 $ 1,040,331 $ 1,065,251 Construction, Land and Land Development Loans $ 418,703 $ 612,219 $ 590,093 $ 714,866 Concentration as a % of the Bank's Risk-Based Capital 52% 60% 57% 67% Construction, Land and Land Development Loans $ 418,703 $ 612,219 $ 590,093 $ 714,866 Investment Real Estate Loans 1,272,415 1,617,943 1,760,226 1,699,962 Total Construction and Investment RE Loans $ 1,691,118 $ 2,230,162 $ 2,350,319 $ 2,414,828 Concentration as a % of the Bank's Risk-Based Capital 211% 219% 226% 227% 1 Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans. ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands): 3Q17 4Q17 1Q18 2Q18 Loans Held for Sale (GAAP) $ 4,514 $ 7,216 $ 4,469 $ 2,046 Loans (GAAP) 6,483,448 6,751,199 6,901,696 7,081,059 Total Loans 6,487,962 6,758,415 6,906,165 7,083,105 Less: Purchased Loans (1,395,368) (1,258,386) (1,136,711) (1,022,160) Non-Purchased Loans (non-GAAP) $ 5,092,594 $ 5,500,029 $ 5,769,454 $ 6,060,945 Allowance for Loan Losses (GAAP) $ 73,354 $ 75,032 $ 76,420 $ 77,543 Fair Value Adjustment (FVA) (GAAP) 50,434 46,304 43,121 37,221 Allowance plus FVA (non-GAAP) $ 123,788 $ 121,336 $ 119,541 $ 114,764 Purchased Loans (GAAP) $ 1,395,368 $ 1,258,386 $ 1,136,711 $ 1,022,160 Fair Value Adjustment (FVA) (GAAP) 50,434 46,304 43,121 37,221 Purchased Loans plus FVA (non-GAAP) $ 1,445,802 $ 1,304,690 $ 1,179,832 $ 1,059,381 Allowance as a Percentage of Non-Purchased Loans (non-GAAP) 1.44% 1.36% 1.32% 1.28% FVA as a Percentage of Purchased Loans plus FVA (non-GAAP) 3.49% 3.55% 3.65% 3.51% 53